As filed with the U.S. Securities and Exchange Commission on June 7, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23732

Build Funds Trust

(Exact name of registrant as specified in charter)

3608 West Truman Blvd., Suite 200

Jefferson City, MO 65109

(Address of principal executive offices) (Zip code)

John Ruth

3608 West Truman Blvd., Suite 200

Jefferson City, MO 65109

(Name and address of agent for service)

(833) 852-8453

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Build Bond Innovation ETF
Build Funds Trust

Semi-Annual Report

For the Period Ended March 31, 2023

Build Bond Innovation ETF

Unaudited

Dear Build Bond Innovation ETF Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Build Bond Innovation ETF (the “Fund”). This report covers the period ending March 31, 2023. The Fund’s fiscal year began October 1, 2022.

The Fund delivered a total return of 2.54% based on market over the reporting period, compared to the 4.89% total return on the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark.

After the abrupt and historic U.K. bond market turmoil at the conclusion of Q3 2022 (driven by a cascading selloff driven by pension plan asset-liability management strategies), markets found themselves in broad recovery over the first six months of the Fund’s fiscal year. After significant tightening over the first three calendar quarters of 2022, financial conditions noticeably eased as the Fund entered its new reporting period. As the U.S. dollar weakened in foreign exchange markets and interest rates rallied across geographies, most asset classes found breathing room and recovered some of their losses sustained in the drawdown over the first nine months of 2022.

Problems in the financial sector took a significant turn for the worse as the end of the reporting period approached in March. In a rapidly evolving situation, the U.S. banking system found itself facing the largest wave of bank failures since the aftermath of the 2008 global crisis. Despite the disruption, financial markets seem to have weathered the storm – at least for now. Taking these recent events in the context of the prior few years however, a mosaic is forming into view: the United States has now experienced an interest rate-driven bond market selloff, significant balance sheet contraction in its financial system, and a rapid decline in the purchasing power of its currency under elevated levels of consumer price inflation. As evidence piles up, this situation looks increasingly consistent with prior case studies of currency, banking, and debt crises. History suggests investor positioning remains a crucial aspect to capital preservation and risk management as we progress through events from here.

From a surface-level view, equity returns in the reporting period provided a return to a sense of normal after the drawdown of the first three calendar quarters of 2022. Large-cap technology stocks led the way for the recovery, flipping back to the key secular trend investors became used to in the 2010s as the TINA (“there is no alternative”) trade in the FAANG stocks (“Facebook, Apple, Amazon, Netflix, Google”) came back with a vengeance. Tech giants Apple (+19.3%), Microsoft (+23.8%), NVIDIA (+128.8%), Facebook (+56.2%), Amazon (+7.5%), Alphabet (+17.7%), and Salesforce (+30.1%) carried the S&P 500 Index. While most stocks in the index participated in the broad market rally of Q4 2022, the trend became increasingly dependent on the tech giants to sustain itself. In Q1 2023, the seven stocks listed above, with the addition of electric car-maker Tesla, accounted for almost 650 basis points of the total 7.03% price return on the quarter. For those who declared the party in mega-cap tech stocks of the prior decade over, the call seems premature as the TINA narrative (at least for now) appears to be intact with investors. Ironically, the rally came in conjunction with announcements of significant staffing reductions from most of these companies. It will be interesting to watch this play out in the remainder of 2023 as big tech firms face organizational rightsizing for the first time since the tail of the 2008 crisis.

Bond yields generally rallied over the reporting period, but tightened especially aggressively after the banking issues materialized in mid-March. The 2-year US Treasury yield fell 25 basis points from 4.28% at end of Q3 2022 to 4.03% at March 2023 close. As bank failures piled up, inflation still running above target, and a looming debt ceiling stalemate on the to-do list for Washington, D.C., the Federal Reserve finds itself in an environment where conducting monetary policy looks to be getting more difficult, not less. For now, the key appears to be whether GDP output of the U.S. economy can hold up.

Often going from seemingly healthy in the headlines to gone in a matter of weeks, the speed and magnitude of the banking failures in Q1 2023 was striking. Silicon Valley Bank’s shares traded at $288.11 at the end of February; by end of March, they had fallen to $0.91 (-99.7%). Signature Bank shares went from $115.05 at February end, to $0.18 by the end of March (-99.8%). The long-struggling large-cap Swiss bank Credit Suisse saw its shares close at $2.85 in February, falling to $0.82 by end of March (-71.2%). While it appeared regulators were initially caught off guard, the U.S. Treasury and Federal Reserve stepped in with a classic Sunday evening rescue to stave off contagion in the financial system. This time, like so many others over recent years, the fix would be a new 13(3) borrowing facility in the Bank Term Funding Program (“BTFP”), which now allows banks to borrow at extremely favorable terms against their fixed income securities that had significantly fallen in value during 2022’s bond market selloff. While the panic seemed to have settled down in the final week of March, only time will tell whether the calm will last.

For now, government statistics that track the broad health of the economy appear to point towards a resilient but slowing U.S. economy. GDP printed 1.6% real growth in Q1, down 210 basis points from 3.7% in the same quarter of the prior year. CPI remains elevated relative to monetary policy’s objectives, weighing in at 5.8% year-over-year growth in Q1, down from 8.0% in the same period of the prior year. The economy created 330k jobs in Q1 according to the Bureau of Labor & Statistics, down from 561k new jobs in the same period of the prior year. The economy’s official unemployment rate stands at 3.5% at the end of March, its lowest officially measured level since June 1969. If solely forming a read on the situation from the central planner’s textbook perspective, many of the dashboard gauges seem to point to things being fine -- maybe even good. From the many perspectives the current economic reality can be observed from, it is hard to square the divergence between the government’s economic statistics and the financial system struggles, where long-standing firms can go from apparently healthy to gone within the span of a few days. It’s a rapidly evolving environment that appears remarkably different to what investors have become used to over prior decades.

The US dollar fell -8.6% in the reporting period versus the Bloomberg currency index, giving up roughly half of its gains after rising 17.2% in the first three calendar quarters of 2022. WTI crude oil fell -4.8% to $75.67 a barrel over the period, hinting of softening demand and a potential for continued slowing of economic growth in the quarters ahead. Long-duration assets without counterparty risk caught a bid, with gold up 18.0% and Bitcoin up 46.2% over the reporting period. The balance of circumstances -- slowing growth, persistent inflation, banking failures, and a potentially unfolding debt problem -- would point towards more interesting developments as financial markets proceed through 2023. In this environment, there is a strong argument to be made for favoring yield carry in short-term investment grade fixed income while maintaining convex exposure to risk assets. We believe our core strategy offers growth, diversification, and capital preservation for navigating the times ahead.

Matthew Dines
CIO, Build Asset Management LLC

The views in this report were those of the author as of March 31, 2023 and may not reflect their views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

A basis point equals 1/100th of 1%.

CPI Index: The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Bloomberg Currency Index: The Bloomberg Currency Indices offer a real time measure of the underlying currencies against a diversified, dynamic basket of emerging and developed market currencies.

WTI: The West Texas Intermediate (WTI) oil is a benchmark used by oil markets, representing oil produced in the U.S.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise.Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views.There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies.The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.Utilizing an option overlay strategy involves the risk that as the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.Also, securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.

Build Bond Innovation ETF

AVERAGE ANNUAL RATE OF RETURN
For the Period Ended March 31, 2023 (Unaudited)

	Six Months	Since Inception
Build Bond Innovation ETF	2.48%	-5.12%
Bloomberg U.S. Aggregate Bond Index	4.89%	-6.58%

The total returns quoted do not reflect the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, or redemptions of shares.

Portfolio Allocations
As of March 31, 2023 (Unaudited)

Industry Group	Percentage of Net Assets
U.S. Treasury Obligations	80.5%
Corporate Bonds	15.7%
Purchased Options	1.0%
Short-Term Investments and Other Assets and Liabilities	2.8%
TOTAL	100.0%

Build Bond Innovation ETF

Expense Example
For the Period Ended March 31, 2023 (Unaudited)

As a shareholder of the Build Bond Innovation ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Build Bond Innovation ETF

	Beginning Account Value October 1, 2022	Ending Account Value March 31, 2023	Expenses Paid During the Period(a)(b)
Actual	$1,000.00	$1,022.54	$2.28

Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.81	$2.28

(a)Expenses paid during the period are equal to the Fund’s annualized expense ratio, 0.45%, multiplied by the average account value over the period, multiplied by 183 and divided by 365 (to reflect the one-half year period).

(b)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ETFs in which the Fund invests. The Fund’s annualized Expense Ratio of 0.45% reflects only the direct expenses of the Fund. If the Fund’s Annualized Expense Ratio during the period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.48% for the Actual and Hypothetical Expense Examples.

The accompanying notes are an integral part of these financial statements.

Build Bond Innovation ETF

Schedule of Investments
March 31, 2023 (Unaudited)

	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 1.0%
Call Options — 1.0%
SPDR S&P 500 ETF Trust, Expires 06/16/2023, Strike Price $381.00(a)	17	695,963	$59,806
SPDR S&P 500 ETF Trust, Expires 09/15/2023, Strike Price $395.00(a)	16	655,024	53,856
SPDR S&P 500 ETF Trust, Expires 12/15/2023, Strike Price $420.00(a)	27	1,105,353	67,770
TOTAL PURCHASED OPTIONS (Cost $160,752)			181,432

	Principal Amount
CORPORATE BONDS — 15.7%
Activities Related to Credit Intermediation — 0.2%
Western Union Co., 4.25%, 06/09/2023	$32,000	31,833

Aerospace Product and Parts Manufacturing — 0.8%
General Dynamics Corp., 1.88%, 08/15/2023	23,000	22,682
General Dynamics Corp., 3.38%, 05/15/2023	85,000	84,829
Raytheon Technologies Corp., 3.65%, 08/16/2023	29,000	28,761
		136,272
Architectural, Engineering, and Related Services — 0.5%
Teledyne Technologies, Inc., 0.95%, 04/01/2024	84,000	80,542

Automotive Parts, Accessories, and Tire Stores — 0.1%
Autozone, Inc., 3.13%, 07/15/2023	27,000	26,803

Beer, Wine, and Distilled Alcoholic Beverage Merchant Wholesalers — 0.2%
Diageo Capital Plc, 2.63%, 04/29/2023	30,000	29,934

Beverage Manufacturing — 0.8%
PepsiCo, Inc., 0.75%, 05/01/2023	136,000	135,550

Building Material and Supplies Dealers — 0.0%(b)
The Home Depot, Inc., 2.70%, 04/01/2023	8,000	8,000

Clothing Stores — 0.2%
The TJX Companies, Inc., 2.50%, 05/15/2023	32,000	31,907

Communications Equipment Manufacturing — 0.3%
Apple, Inc., 2.40%, 05/03/2023	23,000	22,958
Apple, Inc., 0.75%, 05/11/2023	37,000	36,850
		59,808
Computer Systems Design and Related Services — 0.9%
VMware, Inc., 0.60%, 08/15/2023	155,000	152,120

Couriers and Express Delivery Services — 0.2%
United Parcel Service, Inc., 2.50%, 04/01/2023	29,000	29,000

The accompanying notes are an integral part of these financial statements.

	Principal Amount	Value
Data Processing, Hosting, and Related Services — 0.2%
Hewlett Packard Enterprise Co., 4.45%, 10/02/2023	$43,000	$42,765
Hewlett Packard Enterprise Co., 2.25%, 04/01/2023	6,000	6,000
		48,765
Depository Credit Intermediation — 0.4%
Fifth Third Bancorp, 4.30%, 01/16/2024	4,000	3,898
Fifth Third Bancorp, 3.65%, 01/25/2024	4,000	3,904
Fifth Third Bancorp, 1.63%, 05/05/2023	56,000	55,779
State Street Corp., 3.10%, 05/15/2023	7,000	6,980
		70,561
Electric Power Generation, Transmission and Distribution — 1.1%
American Electric Power Co, Inc., 0.75%, 11/01/2023	3,000	2,930
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	15,000	14,876
Duke Energy Progress LLC, 3.38%, 09/01/2023	99,000	98,223
Entergy Louisiana LLC, 0.62%, 11/17/2023	12,000	11,649
MidAmerican Energy Co., 3.70%, 09/15/2023	14,000	13,887
Sierra Pacific Power Co., 3.38%, 08/15/2023	20,000	19,842
WEC Energy Group, Inc., 0.80%, 03/15/2024	29,000	27,779
		189,186
General Merchandise Stores — 1.2%
Walmart, Inc., 6.75%, 10/15/2023	75,000	75,770
Walmart, Inc., 2.55%, 04/11/2023	145,000	144,934
		220,704
Grocery Stores — 0.6%
The Kroger Co., 3.85%, 08/01/2023	40,000	39,798
The Kroger Co., 4.00%, 02/01/2024	60,000	59,551
		99,349
Health and Personal Care Stores — 0.3%
Evernorth Health, Inc., 3.00%, 07/15/2023	5,000	4,941
Walgreens Boots Alliance, Inc., 0.95%, 11/17/2023	48,000	46,720
		51,661
Insurance Carriers — 0.3%
Equitable Holdings, Inc., 3.90%, 04/20/2023	31,000	30,957
Principal Financial Group, Inc., 3.13%, 05/15/2023	24,000	23,948
		54,905
Lessors of Real Estate — 1.0%
American Tower Corp., 5.00%, 02/15/2024	65,000	64,718
Camden Property Trust, 4.88%, 06/15/2023	22,000	21,959
Essex Portfolio LP, 3.25%, 05/01/2023	34,000	33,928
Simon Property Group LP, 2.75%, 06/01/2023	57,000	56,706
		177,311
Management of Companies and Enterprises — 0.5%
Aetna, Inc., 2.80%, 06/15/2023	80,000	79,625
Schlumberger Investment SA, 3.65%, 12/01/2023	5,000	4,954
		84,579
Medical Equipment and Supplies Manufacturing — 0.0%(b)
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	2,000	1,976

Natural Gas Distribution — 0.1%
Kinder Morgan Energy Partners LP, 3.50%, 09/01/2023	3,000	2,980
Kinder Morgan Energy Partners LP, 4.15%, 02/01/2024	1,000	990
Puget Energy, Inc., 3.65%, 05/15/2025	5,000	4,830
		8,800

The accompanying notes are an integral part of these financial statements.

	Principal Amount	Value
Navigational, Measuring, Electromedical, and Control Instruments Manufacturing — 0.2%
L3Harris Technologies, Inc., 3.85%, 06/15/2023	$13,000	$12,950
Northrop Grumman Corp., 3.25%, 08/01/2023	14,000	13,914
		26,864
Nondepository Credit Intermediation — 0.0%(b)
American Express Co., 3.70%, 08/03/2023	2,000	1,988
PACCAR Financial Corp., 0.35%, 02/02/2024	3,000	2,884
		4,872
Oil and Gas Extraction — 0.1%
Regency Energy Finance Corp., 4.50%, 11/01/2023	20,000	19,831
Phillips 66, 3.85%, 04/09/2025	6,000	5,870
		25,701
Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing — 0.1%
Nutrien Ltd., 1.90%, 05/13/2023	17,000	16,925

Pharmaceutical and Medicine Manufacturing — 0.6%
AbbVie, Inc., 2.85%, 05/14/2023	23,000	22,933
AstraZeneca Plc, 3.50%, 08/17/2023	52,000	51,671
Gilead Sciences, Inc., 0.75%, 09/29/2023	18,000	17,613
Sanofi, 3.38%, 06/19/2023	17,000	16,927
		109,144
Pipeline Transportation of Crude Oil — 1.0%
Enbridge, Inc., 0.55%, 10/04/2023	156,000	151,938
Energy Transfer LP, 4.25%, 04/01/2024	28,000	27,651
		179,589
Pipeline Transportation of Natural Gas — 0.6%
Energy Transfer LP, 4.20%, 09/15/2023	54,000	53,766
TransCanada PipeLines Ltd., 3.75%, 10/16/2023	50,000	49,582
		103,348
Rail Transportation — 0.6%
Burlington Northern Santa Fe LLC, 3.85%,, 09/01/2023	11,000	10,960
Kansas City Southern, 3.00%, 05/15/2023	87,000	86,680
Union Pacific Corp., 3.50%, 06/08/2023	14,000	13,960
		111,600
Restaurants and Other Eating Places — 0.4%
McDonald’s Corp., 3.35%, 04/01/2023	77,000	77,000

Semiconductor and Other Electronic Component Manufacturing — 1.0%
Amphenol Corp., 3.20%, 04/01/2024	20,000	19,604
Texas Instruments, Inc., 2.25%, 05/01/2023	150,000	149,667
		169,271
Soap, Cleaning Compound, and Toilet Preparation Manufacturing — 0.0%(b)
The Procter & Gamble Co., 3.10%, 08/15/2023	7,000	6,977

Tobacco Manufacturing — 1.0%
Philip Morris International, Inc., 2.13%, 05/10/2023	36,000	35,873
Philip Morris International, Inc., 1.13%, 05/01/2023	137,000	136,580
Reynolds American, Inc., 4.85%, 09/15/2023	7,000	6,984
		179,437
Waste Treatment and Disposal — 0.2%
Waste Management, Inc., 2.40%, 05/15/2023	35,000	34,874

TOTAL CORPORATE BONDS (Cost $2,774,916)		2,775,168

The accompanying notes are an integral part of these financial statements.

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 80.5%
U.S. Treasury Bonds — 80.5%
0.750%, due 12/31/2023	$725,000	$703,729
0.125%, due 01/15/2024	100,000	96,480
0.875%, due 01/31/2024	1,000,000	968,438
1.500%, due 02/29/2024	925,000	898,988
0.250%, due 03/15/2024	1,000,000	959,341
2.125%, due 03/31/2024	1,000,000	975,711
0.375%, due 04/15/2024	1,250,000	1,196,545
0.250%, due 05/15/2024(c)	1,500,000	1,430,889
0.250%, due 05/31/2025	1,225,000	1,130,063
0.250%, due 06/15/2024	950,000	903,502
1.750%, due 07/31/2024	950,000	917,492
0.375%, due 08/15/2024	1,450,000	1,373,252
1.250%, due 08/31/2024	650,000	622,362
1.500%, due 10/31/2024	875,000	838,171
1.375%, due, 11/15/2031	875,000	738,076
1.250%, due 05/15/2050	940,000	544,355
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,236,866)		14,297,394

	Shares
SHORT-TERM INVESTMENT — 0.1%
First American Government Obligations Fund - Class X, 4.65%(d)	21,881	21,881
TOTAL SHORT-TERM INVESTMENT (Cost $21,881)

TOTAL INVESTMENTS — 97.3% (Cost $17,194,415)		17,275,875
Other Assets in Excess of liabilities — 2.7%		482,674
TOTAL NET ASSETS — 100.0%		$17,758,549

(a)Non-Income producing security.

(b)Less than 0.05%.

(c)A portion of this security is held for collateral on purchased options.

(d)The rate quoted is the annualized seven-day yield as of March 31, 2023.

The cost basis of investments for federal income tax purposes at March 31, 2023 was as follows:*
Tax cost of investments	$17,194,415
Unrealized appreciation	389,088
Unrealized depreciation	(4,776)
Net unrealized appreciation (depreciation)	$384,312

*Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the table above does not reflect tax adjustments for the current period.

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2023 (Unaudited)

Build Bond Innovation ETF
ASSETS:
Investments in securities, at value (Cost $17,194,415) (See Note 2)	$17,275,875
Receivable for capital shares sold	572,858
Dividends and interest receivable	52,088
Total Assets	$17,900,821

LIABILITIES:
Payable for investment securities purchased	135,636
Investment management fees (Note 3)	6,541
Due to Broker	95
Total Liabilities	142,272
NET ASSETS	$17,758,549

COMPONENTS OF NET ASSETS:
Paid-in capital	$20,221,443
Accumulated loss	(2,462,894)
NET ASSETS	$17,758,549

Shares issued and outstanding, $0 par value, unlimited shares authorized	775,000
Net Asset Value, Offering Price and Redemption Price Per Share	$22.91

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF OPERATIONS
For the Period Ended March 31, 2023 (Unaudited)

Build Bond Innovation ETF
INVESTMENT INCOME:
Interest	522,922
Total income	522,922

EXPENSES:
Broker interest fees	3
Investment management fees (See Note 3)	58,468
Total expenses	58,471
Net investment income	464,451

NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized loss on investments in securities	(202,779)
Net change in unrealized apppreciation on investments in securities	384,312
Net realized and unrealized gain on investments in securities	181,533
Net increase in net assets resulting from operations	$645,984

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF CHANGES IN NET ASSETS

	Build Bond Innovation ETF (For the Period Ended March 31, 2023) (Unaudited)	Build Bond Innovation ETF (For the Period Ended September 30, 2022)(a)
OPERATIONS:
Net investment income	$464,451	$228,169
Net realized loss on investments in securities	(202,779)	(2,343,438)
Net change in unrealized appreciation on investments in securities	384,312	(302,852)
Net increase in net assets resulting from operations	645,984	(2,418,121)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income	(475,761)	(214,996)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from shares issued	2,285,255	35,843,098
Cost of shares redeemed	(14,938,170)	(3,068,740)
Net decrease from capital transactions	(12,652,915)	32,774,358
Total decrease in net assets	(12,482,692)	30,141,241

NET ASSETS:
Beginning of period	30,241,241	100,000
End of period	$17,758,549	$30,241,241

SHARE TRANSACTIONS (SHARES):
Shares Outstanding, Beginning of Period	1,325,000	4,000
Shares issued	100,000	1,450,000
Shares redeemed	(650,000)	(129,000)
Shares Outstanding, End of Period	775,000	1,325,000

(a)The Fund commenced operations on February 10, 2022.

The accompanying notes are an integral part of these financial statements.

Build Bond Innovation ETF

Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the period ended March 31, 2023 (Unaudited)		For the period ended September 30, 2022(a)
Net asset value, beginning of period	$22.82		$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.46		0.18
Net realized and unrealized gain(loss) on investments(c)	0.10		(2.20)
Total from investment operations	0.56		(2.02)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.47)		(0.16)
Net realized capital gain	—		—
Total distributions	(0.47)		(0.16)
Net asset value, end of period	$22.91		$22.82

TOTAL RETURN:
Net Asset Value(d)	2.48	%^	-8.08	%^
Market Value(e)	2.54	%^	-8.00	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	17,759		30,241
Ratio of expenses to average net assets:(f)	0.45	%+	0.45	%+
Ratio of net investment income to average net assets:(f)	3.56	%+	1.19	%+

Portfolio turnover rate(g)	151	%^	328	%^

(a)The Fund commenced operations on February 10, 2022

(b)Calculated using Net Investment Income for the period ended March 31, 2023. Calculated using average shares outstanding for the period ended September 30, 2022.

(c)The amounts reported for a share outstanding may not accord with the change in the aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption on the last day of the period at net asset value.

(e)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(f)The expenses and net investment income do not reflect expenses from underlying investments.

(g)Portfolio turnover rate excludes in-kind transactions.

^Not Annualized.

+Annualized.

Build Funds Trust

Notes to Financial Statements
March 31, 2023 (Unaudited)

1.Organization

Build Funds Trust (the “Trust”) was organized as a Delaware statutory trust on July 6, 2021 and is authorized to issue multiple series or portfolios. The Trust is an open-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one operational exchange-traded fund, Build Bond Innovation ETF (the “Fund”). The Fund is a non-diversified series of the Trust. The investment objective of the Fund is to seek capital appreciation and risk mitigation.

Build Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund.

2.Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

a)Security Valuation. The Fund values its investments at fair value. The net asset value (“NAV”) of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time. The Fund’s investments in securities are recorded at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

The Trust’s Board of Trustees (“Board”) designated the Adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The Adviser has established a Fair Valuation Committee (“Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Valuation Committee also regularly reviews pricing vendor information and market data. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews. The Valuation Committee reports to the Board in formation regarding the fair valuation process and related matters.

Equity securities, exchange-traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If no sale occurred during the day, investments are valued at the mean between closing bid and asked prices and categorized as Level 2. Investments in other regulated investment companies, including money market funds, are generally priced at the ending NAV provided by the service agent of the Fund and categorized as Level 1.

Bonds, notes, and U.S. government obligations are valued at an evaluated mean price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. These securities will generally be categorized in Level 2 of the fair value hierarchy.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The three levels defined by the hierarchy are as follows:

•Level 1 — Unadjusted quoted prices in active markets for identical.

•Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2023.

Description	Level 1	Level 2	Level 3	Total
Build Bond Innovation ETF
Assets
Purchased Options	$181,432	$—	$—	$181,432
Corporate Bonds	—	2,775,168	—	2,775,168
U.S. Treasury Obligations	—	14,297,394	—	14,297,394
Short-Term Investment	21,881	—	—	21,881
Total Assets	$203,313	$17,072,562	$—	$17,275,875

Please refer to the Schedule of Investments to view securities segregated by industry type.

The Fund did not hold any investments during the current fiscal period ended March 31, 2023, with significant unobservable inputs categorized as Level 3.

b)Derivative Instruments. The Adviser used derivative instruments, such as purchased options, to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The risks of using the types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of options does not create leverage in the Fund. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately as Deposits for options contracts on the Statement of Assets and Liabilities.

The following disclosure identifies the location and fair value amounts of the Fund’s derivative instruments on the Statement of Assets and Liabilities and the effect on the Statement of Operations, each categorized by type of derivative contract and related risk exposure.

As of March 31, 2023, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Build Bond Innovation ETF

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments Equity Contracts	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$181,432		$—
Total		$181,432		$—

For the period ended March 31, 2023, financial derivative instruments had the following effect on the Statement of Operations:

Build Bond Innovation ETF

Equity Contracts	Net Realized Gain on Investments	Net Change in Unrealized Appreciation on Investments
Purchased Options	$95,458	$56,064
Total	$95,458	$56,064

The average monthly value of purchased options in the Fund during the period ended March 31, 2023 was $241,161.

c)Federal Income Taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies (“RIC”) and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no provision for federal income tax or excise is required.

Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statement as of March 31, 2023.

d)Distributions to Shareholders. The Fund expects to declare and distribute all its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute capital gains, if any, at least annually. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

e)Organizational and Offering Costs. The Adviser has agreed to bear all organizational and offering expenses for the Fund. These expenses are not recoupable by the Adviser.

f)Use of Estimates. The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)Security Transactions and Income. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts using effective yield method. Net realized gains and losses from sales of securities are determined using the specific identification method.

3.Investment Advisory and Other Agreements

Management

The Adviser acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).

Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment management services to the Fund and oversees the day-to-day operations of the Fund, subject to the oversight of the Board and the officers of the Trust. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser is responsible for the day-to-day management of the Fund’s portfolio, subject to the oversight of the Board. The Adviser oversees compliance with the Fund’s investment objective, policies, strategies, and restrictions. The Board oversees the Adviser, and establishes policies that they must follow in their advisory activities.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee at an annual rate of 0.45% based on the Fund’s average daily net assets. For the period ended March 31, 2023 the Fund incurred $58,468 in investment advisory fees.

Under the Investment Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), litigation expenses, extraordinary expenses, acquired fund fees and expenses, and the management fee payable to the Adviser.

Administrator, Custodian, Transfer Agent and Accounting Agent

U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator and, in that capacity performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; reviews the Fund’s advisory fee expense accrual and coordinates the preparation and payment of the advisory fee. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian (the “Custodian”). As of March 31, 2023, the Fund did not incur any fees from the service providers described above as the Adviser bore all such costs.

Distribution and Fund Officers

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Foreside Fund Officer Services, LLC provides the Trust with a Chief Compliance Officer and Principal Financial Officer.

4.Purchases and Sales of Securities

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended March 31, 2023, were as follows:

Fund	Purchases	Sales
Build Bond Innovation ETF	17,319,607	10,641,798

During the current fiscal period, the values of the in-kind security transactions were as follows:

Fund	Subscriptions	Redemptions
Build Bond Innovation ETF	—	—

During the current fiscal period, the realized gains and losses of the in-kind security transactions were as follows:

Fund	Realized Gain/Loss
Build Bond Innovation ETF	—

5.Related Parties

As of March 31, 2023, certain officers and Trustees of the Trust were also officers or employees of the Adviser or affiliated with the Distributor. These officers and Trustees do not receive compensation from the Trust for serving as officers and/or Trustees.

6.Share Transactions

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. The consideration for the purchase of Creation Units of a fund in the Fund generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee of $500 and a redemption transaction fee of $500 directly to the Custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. The Adviser, subject to the approval of the Board, may adjust or waive the transaction fee from time to time. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares, called “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Once created, shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Fund’s distributor, Foreside Financial Services, LLC (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

7.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, the Adviser owned 46.96% of the outstanding Shares.

8.Guarantees and Indemnifications

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Trust organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. The Adviser is of the view that the risk of loss to the Fund in connection with the Fund indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

9.Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition of disclosure in the Fund’s financial statements.

Build Bond Innovation ETF

Additional Information (Unaudited)

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Directors has approved the designation of the Program Administrator to oversee the LRMP.

On December 6, 2022, the Trustees reviewed and considered a written report prepared by the Program Administrator that addressed the operation of the LRMP and assessed the LRMP’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”). During the period covered by the report, it was determined that that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. Following the Trustees’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Trustees to effectively asses the LRMP and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the LRMP is reasonably designed to assess and manage the Funds’ liquidity risk and complies with the requirements of Rule 22e-4, and that the LRMP has operated as intended during the Review Period.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at https://getbuilding.com/etfs/bfix/ (Available after Q1 2022).

HOUSEHOLDING

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DISCLOSURE OF PORTFOLIO HOLDINGS

Build Bond Innovation ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s full portfolio holdings are updated daily and available on the Build Asset Management’s website at https://getbuilding.com/etfs/bfix/.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (833) 852-8453, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Fund’s website at https://getbuilding.com/etfs/bfix/. Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30 is available without charge, upon request, by calling (833) 852-8453 or by accessing the website of the SEC at http://www.sec.gov.

TRUSTEES AND OFFICERS

Information regarding the Trustees and Officers is provided in the SAI. The SAI is available without charge upon request by calling toll-free at (833) 852-8453, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Fund’s website at https://getbuilding.com/etfs/bfix/.

Fund	Symbol	CUSIP
Build Bond Innovation ETF	BFIX	12009B101

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Adviser Build Asset Management LLC 3608 W. Truman Blvd, Suite 200 Jefferson City, MO 65109	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Administrator, Fund Accountant & Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington, D.C. 20036-3537

BLDSAR2023

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Build Funds Trust

By (Signature and Title)* /s/ John Ruth

    John Ruth, Principal Executive Officer

Date  June 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Ruth

    John Ruth, Principal Executive Officer

Date  June 6, 2023

By (Signature and Title)* /s/ Clem Sell

    Clem Sell, Principal Financial Officer

Date  June 6, 2023

* Print the name and title of each signing officer under his or her signature.

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